UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.                   )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

BALL CORPORATION

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a6(i)(1) and 0-11.

This supplement (the “Proxy Supplement”) updates the Definitive Proxy Statement, dated March 15, 2023 as updated by Definitive Additional Materials, dated March 21, 2023 (collectively, the “Proxy Statement”), previously furnished to shareholders of Ball Corporation, an Indiana corporation (the “Company”), in connection with the Company’s Annual Meeting of Shareholders to be held on Wednesday, April 26, 2023, at 7:30 a.m., Mountain Time. This Proxy Supplement is being filed solely to correct an administrative oversight on the proxy card that previously was furnished to shareholders. Specifically, Item 1 of the proxy card regarding the election of directors incorrectly gave shareholders the option to “Withhold” their votes for directors instead of voting “Against” or “Abstain” for directors. Instead, Item 1 should give the voting options “For,” “Against,” or “Abstain.” Accordingly, the Company is providing a revised proxy card to its shareholders as of the record date. “Withhold” or “Withhold All” votes received in response to the previously issued proxy card will be treated as “Against” votes for all the applicable director nominees listed in Item 1 of the proxy card. In addition, to the extent any particular director nominees were listed in a “For All Except” vote received in response to the previously issued proxy card, those votes will be treated as “Against” votes for the identified director nominees and as votes “For” all other director nominees. Shareholders of record may change their votes at any time prior to 11:59 p.m. Eastern Time on April 25, 2023 for shares held directly and prior to 11:59 p.m. Eastern Time on April 23, 2023 for shares held in a Plan, as defined in the Definitive Proxy Statement. Except as described herein, this Proxy Supplement does not modify, amend, supplement, or otherwise affect the Proxy Statement.

1 1 12345678 12345678 12345678 12345678 12345678 12345678 12345678 12345678 NAME THE COMPANY NAME INC. - COMMON 123,456,789,012.12345 THE COMPANY NAME INC. - CLASS A 123,456,789,012.12345 THE COMPANY NAME INC. - CLASS B 123,456,789,012.12345 THE COMPANY NAME INC. - CLASS C 123,456,789,012.12345 THE COMPANY NAME INC. - CLASS D 123,456,789,012.12345 THE COMPANY NAME INC. - CLASS E 123,456,789,012.12345 THE COMPANY NAME INC. - CLASS F 123,456,789,012.12345 THE COMPANY NAME INC. - 401 K 123,456,789,012.12345 → x 02 0000000000 JOB # 1 OF 2 PAGE 1 OF 2 SHARES CUSIP # SEQUENCE # THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date CONTROL # SHARES SCAN TO VIEW MATERIALS & VOTE 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0000604368_1 R1.0.0.6 BALL CORPORATION ATTN: CHARLES E. BAKER 9200 W. 108TH CIRCLE WESTMINSTER, CO 80021 Investor Address Line 1 Investor Address Line 2 Investor Address Line 3 Investor Address Line 4 Investor Address Line 5 John Sample 1234 ANYWHERE STREET ANY CITY, ON A1A 1A1 Investor Address Line 1 Investor Address Line 2 Investor Address Line 3 Investor Address Line 4 Investor Address Line 5 John Sample 1234 ANYWHERE STREET ANY CITY, ON A1A 1A1 VOTE BY INTERNET - www.proxyvote.com or scan the QR Barcode above Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 P.M. ET on 04/25/2023 for shares held directly and by 11:59 P.M. ET on 04/23/2023 for shares held in a Plan. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. During The Meeting - Go to www.virtualshareholdermeeting.com/BALL2023 You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 P.M. ET on 04/25/2023 for shares held directly and by 11:59 P.M. ET on 04/23/2023 for shares held in a Plan. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. The Board of Directors recommends you vote FOR the following: 1. Election of Directors Nominees For Against Abstain 1a. Cathy D. Ross 1b. Betty J. Sapp 1c. Stuart A. Taylor II The Board of Directors recommends you vote FOR proposals 2 and 3. For Against Abstain 2. To ratify the appointment of PricewaterhouseCoopers LLP as the independent registered public accounting firm for the Corporation for 2023. 3. To approve, by non-binding vote, the compensation paid to the named executive officers. The Board of Directors recommends you vote 1 YEAR on the following proposal: 1 year 2 years 3 years Abstain 4. To approve, by non-binding, advisory vote, the frequency of future non-binding, advisory shareholder votes to approve the compensation of the named executive officers. NOTE: The proxies will have discretionary authority, to the extent permitted by law, to act and vote upon such other matters that may properly come before the meeting or any adjournment or adjournments thereof. Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

0000604368_2 R1.0.0.6 Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice & Proxy Statement, Combined Annual Report, Form 10-K and Supplement are available at www.proxyvote.com BALL CORPORATION Annual Meeting of Shareholders April 26, 2023 This proxy is solicited by the Board of Directors The shareholder(s) hereby appoint(s) John A. Bryant, Michael C. Cave and Cynthia A. Niekamp, or any one of them, as proxies, each with the power to appoint his/her substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this proxy, all of the shares of Common Stock of Ball Corporation that the shareholder(s) is/are entitled to vote at the Annual Meeting of Shareholders to be held virtually at 7:30 A.M. MDT on April 26, 2023, at www.virtualshareholdermeeting.com/BALL2023, and any adjournment or postponement thereof. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED BY THE SHAREHOLDERS. IF NO SUCH DIRECTIONS ARE MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE NOMINEES LISTED ON THE REVERSE SIDE FOR THE BOARD OF DIRECTORS IN ITEM 1, FOR EACH PROPOSAL IN ITEMS 2 AND 3 AND FOR 1 YEAR IN ITEM 4. Continued and to be signed on reverse side